EXECUTION VERSION AGREEMENT This Agreement (this “Agreement”) is made and entered into as of December 14, 2022 by and among Heartland Financial USA, Inc. (the “Company”) and the persons set forth in the signature pages hereto (each a “Stockholder” and collectively, the “Stockholder Group”) (each of the Company and each Stockholder, a “Party” to this Agreement, and collectively, the “Parties”). RECITALS WHEREAS, as of the date hereof, the Stockholder Group collectively has beneficial ownership (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules or regulations promulgated thereunder (the “Exchange Act”)) of shares of common stock, $1.00 par value per share, of the Company (the “Common Stock”) totaling, in the aggregate, 2,858,309 shares, or approximately 6.7% of the Common Stock issued and outstanding on the date hereof; and WHEREAS, as of the date hereof, the Company and the Stockholder Group have determined to come to an agreement with respect to certain matters, as provided in this Agreement. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows: 1. Board Resignation. Concurrently with the execution of this Agreement, Lynn B. Fuller shall resign from the Board of Directors of the Company (the “Board”), effective immediately, pursuant to a written resignation that is mutually acceptable to the Company and Mr. Fuller. For the avoidance of doubt, any unvested equity awards granted to Mr. Fuller as compensation for his services as a director shall be forfeited in accordance with the terms of the applicable award agreement. 2. Termination of Stockholder Agreement; SEC Filings. Promptly following the execution of this Agreement, (a) the Stockholder Group shall amend the Stockholder Agreement dated March 8, 2022, by and among the members of the Stockholder Group to terminate the provisions pertaining to voting, consultation, communication and designation of representatives, and all other provisions not explicitly identified in the following sentence, (b) the Stockholder Group shall file with the U.S. Securities and Exchange Commission (the “SEC”) an amendment to its Schedule 13D with respect to the Company that has been filed with the SEC, reporting the entry into this Agreement, the termination of the Stockholder Agreement and the termination of the Stockholder Group for purposes of Section 13(d) of the Exchange Act and amending applicable items to conform to their obligations hereunder and appending or incorporating by reference this Agreement as an exhibit thereto and (c) the Company shall file with the SEC a Current Report on Form 8-K with respect to this Agreement. Notwithstanding the foregoing clause (a), the amendment to the Stockholder Agreement may retain provisions pertaining to indemnification of designated representatives and reimbursement of expenses; provided, however, that under no circumstances shall the Stockholder Agreement

2 include provisions that would result in the treatment of the Stockholder Group or any of the Stockholders as the beneficial owner of securities held by any other Stockholder (it being acknowledged that Common Stock held indirectly by a Stockholder in a corporation, trust, partnership or other entity, to the extent previously reported on the Stockholder Group’s Schedule 13D, as most recently amended prior to the date of this Agreement, shall continue to be attributed to such reporting Stockholder) in accordance with Exchange Act Rule 13d-3 or otherwise as constituting a group for purposes of Section 13(d)(3) of the Exchange Act. Each of the Stockholder Group and the Company shall provide the other party and its counsel a reasonable opportunity to review and comment on the Schedule 13D or Form 8-K, as applicable, prior to such filing. Following the amendment to the Schedule 13D contemplated by clause (b) of the immediately preceding sentence, no Stockholder shall make any further filings with the SEC on Schedule 13D with respect to the Company. 3. Standstill Provisions. (a) Each Stockholder agrees, severally and not jointly, that, from the date of this Agreement until the date that is fifteen (15) days prior to the deadline for the submission of stockholder proposals for the 2024 annual meeting of the Company’s stockholders pursuant to Section 2.3 of the Company’s Amended and Restated Bylaws (the “Standstill Period”), such Stockholder shall not, and shall cause each of his, her or its Affiliates, Associates and Representatives (as defined below) (in their capacity as Representatives) not to, in each case directly or indirectly, in any manner: (i) purchase or cause to be purchased or otherwise acquire or agree or offer to acquire beneficial ownership of or an economic interest in any equity or other voting securities of the Company (other than pursuant to the vesting of Company equity awards granted to such Stockholder prior to the date of this Agreement); (ii) engage in any solicitation of proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies (including, without limitation, any solicitation that seeks to call a special meeting of stockholders), in each case, with respect to any equity or other voting securities of the Company; (iii) form, join, or in any way participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any equity or other voting securities of the Company; (iv) deposit any shares of Common Stock or other voting securities of the Company in any voting trust or subject any shares of Common Stock or other voting securities of the Company to any arrangement or agreement with respect to the voting of any shares of Common Stock or other voting securities of the Company; (v) seek or submit, or encourage any person or entity to seek or submit, nomination(s) in furtherance of a “contested solicitation” for the appointment, election or removal of directors with respect to the Company or seek, encourage or take any other action with respect to the appointment, election or removal of any directors or initiate, encourage or participate in any

3 “vote no,” “withhold” or similar campaign with respect to any annual or special meeting of the Company’s stockholders; (vi) (A) make any proposal for consideration by stockholders at any annual or special meeting of stockholders of the Company, (B) make any offer or proposal (with or without conditions) with respect to any acquisition of securities or any material assets or business of the Company or its subsidiaries or any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition, capital raise or other business combination involving the Company or its subsidiaries, (C) solicit a third party to make an offer or proposal (with or without conditions) with respect to any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition or other business combination involving the Company or its subsidiaries, or encourage, initiate or support any third party in making such an offer or proposal, (D) publicly comment on any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition, capital raise or other business combination with respect to the Company or its subsidiaries or any proposal with respect thereto, or participate in, interfere with, make any statement or communication, or submit or file any comment letter or other document to or with any governmental entity or regulatory authority or other person regarding any regulatory process in which the Company or any of its subsidiaries is involved, including in connection with any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition, capital raise or other business combination with respect to the Company or its subsidiaries or (E) call or seek to call a special meeting of stockholders; (vii) seek, alone or in concert with others, representation on the Board; (viii) make any request for a list of the Company’s stockholders or other books and records of the Company or its subsidiaries, including pursuant to Section 220 of the Delaware General Corporation Law or any other similar applicable law; (ix) engage in any short sale of or hold a short position in securities of the Company, whether through a cash settled put option or other derivative security, contract or instrument, through swap or hedging transactions or otherwise, or engage in any transaction in which any Stockholder in any way seeks to profit through a decline in the price of the Company’s securities; (x) advise, encourage, support or influence any person or entity with respect to the voting or disposition of any securities of the Company at any annual or special meeting of stockholders; (xi) make any request or submit any proposal to amend the terms of this Agreement or to seek a waiver of the terms hereof other than through non-public communications with the Company or the Board that would not be reasonably determined to trigger public disclosure obligations for any Party; or (xii) enter into any discussions, negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing.

4 (b) Each Stockholder shall comply, and shall cause each of his, her or its Affiliates, Associates and Representatives, to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any of the foregoing persons. As used in this Agreement, the terms “Affiliate” and “Associate” shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons or entities that at any time during the term of this Agreement become Affiliates or Associates of any person or entity referred to in this Agreement, and the term “person” shall have the meaning set forth in the Exchange Act. For the avoidance of doubt, a “family member” of a person, as defined in Nasdaq Rule 5605(a)(2), shall be considered an Affiliate of such person. 4. Representations and Warranties of the Company. The Company represents and warrants to each Stockholder that (a) the Company has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due execution by each counterparty hereto, constitutes a valid and binding obligation and agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, and (c) the execution, delivery and performance of this Agreement by the Company does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or material agreement to which the Company is a party or by which it is bound. 5. Representations and Warranties of the Stockholder Group. Each Stockholder represents and warrants to the Company, severally and not jointly, that (a) the authorized signatory of such Stockholder set forth on the signature page hereto has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement on behalf of such Stockholder and to bind such Stockholder thereto, (b) this Agreement has been duly authorized, executed and delivered by such Stockholder, and assuming due execution by the Company, is a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents (as applicable) of such Stockholder as currently in effect, (d) the execution, delivery and performance of this Agreement by such Stockholder does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Stockholder, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or

5 pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Stockholder is a party or by which it is bound, (e) as of the date of this Agreement, the Stockholder Group collectively beneficially owns (as determined under Rule 13d-3 promulgated under the Exchange Act) 2,858,309 shares of Common Stock and (f) except as expressly set forth in clause (e) above, the Stockholder Group does not have, and does not have any right to acquire, any interest in any securities or assets of the Company or its Affiliates (or any rights, options or other securities convertible into or exercisable or exchangeable (whether or not convertible, exercisable or exchangeable immediately or only after the passage of time or the occurrence of a specified event) for such securities or assets or any obligations measured by the price or value of any securities of the Company or any of its Affiliates, including any swaps or other derivative arrangements designed to produce economic benefits and risks that correspond to the ownership of shares of Common Stock or any other securities of the Company, whether or not any of the foregoing would give rise to beneficial ownership (as determined under Rule 13d-3 promulgated under the Exchange Act), and whether or not to be settled by delivery of shares of Common Stock or any other class or series of the Company’s stock, payment of cash or by other consideration, and without regard to any short position under any such contract or arrangement). 6. Mutual Non-Disparagement. Each Stockholder, on the one hand, and the Company, on the other hand, severally and not jointly, covenants and agrees that, during the Standstill Period, or if earlier, until such time as the other Party or any of its Representatives (in their capacity as such) shall have breached this Section 6, except for statements (w) required by applicable law, (x) in connection with any litigation, arbitration or other proceeding between the applicable Parties, (y) to any financial regulatory authority with jurisdiction over such Party or its subsidiaries in the ordinary course of business or pursuant to a requirement or request from such financial regulatory authority or (z) made in furtherance of bona fide business activities or in such Party’s capacity as a customer or competitor of any other Party, such Party shall not, and shall cause its Affiliates and its and their officers, directors, agents, attorneys, advisors and other representatives (collectively, “Representatives”) not to, in any manner, directly or indirectly: (a) make, or cause to be made, or in any way encourage any other person to make or cause to be made, any statement or announcement, including through the press, media, analysts or other persons, that disparages, criticizes, calls into disrepute, defames or slanders, or otherwise constitutes an ad hominem attack on, the other Party or its subsidiaries, Affiliates, successors, assigns, officers (including any person who serves at any time on or following the date of this Agreement as an officer), directors (including any person who serves at any time on or following the date of this Agreement as a director), employees, agents, attorneys, advisors or other representatives, or any of such other Party’s or its subsidiaries’ initiatives, offerings or services in any manner; provided, however, that such restriction shall apply to agents, attorneys, advisors, or other representatives solely in their capacity as representatives or agents of such Party or its subsidiaries; or

6 (b) enter into any negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing. 7. Mutual Release. (a) Upon the execution of this Agreement, and subject to clause (c) below, the Company and each of its assigns and Affiliates hereby expressly and unconditionally releases, acquits, and forever discharges each and every Stockholder, and each of his, her or its present and former Affiliates, Associates, employees, officers, directors, managers, principals and subsidiaries and any of their advisors or agents acting or purporting to act on their behalf (collectively, the “Stockholder Releasees”), from any and all claims, demands, causes of action, actions, suits, promises, damages, liabilities and judgments whatsoever, whether known or unknown, in law or equity, which the Company shall or may have for, upon or by reason of any matter, cause or thing against any Stockholder pertaining to actions taken or omitted to be taken by such Stockholder or its Affiliates or Associates in connection with (i) such Stockholder’s investment in the Company, (ii) the employment of such Stockholder or its Affiliates or Associates with the Company or any of its subsidiaries, or (iii) such Stockholder’s service on the board of directors of the Company or any of its subsidiaries, in each case prior to the date hereof. (b) Upon the execution of this Agreement, and subject to clause (c) below, each Stockholder and each of his, her or its respective assigns and Affiliates, hereby expressly and unconditionally releases, acquits, and forever discharges the Company and each of its present and former Affiliates, Associates, employees, officers, directors, managers, principals and subsidiaries and any of their advisors or agents acting or purporting to act on their behalf, from any and all claims, demands, causes of action, actions, suits, promises, damages, liabilities and judgments whatsoever, whether known or unknown, in law or equity, which such Stockholder or its Affiliates shall or may have for, upon or by reason of any matter, cause or thing against the Company or its subsidiaries pertaining to actions taken or omitted to be taken by the Company or its Affiliates or Associates with respect to (i) such Stockholder’s investment in the Company, (ii) the employment of such Stockholder or its Affiliates or Associates with the Company or any of its subsidiaries, or (iii) such Stockholder’s service on the board of directors of the Company or any of its subsidiaries, in each case prior to the date hereof. (c) Notwithstanding the foregoing, and for the avoidance of doubt, nothing in the preceding Sections 7(a) and 7(b) shall release claims any Party may have for breach or violation of (x) this Agreement or (y) any obligation that by its terms applies to the Company or any Stockholder or its Affiliates or any other Stockholder Releasee on or after the date hereof and arising pursuant to (i) any agreement between any Stockholder or its Affiliates or any other Stockholder Releasee, on the one hand, and the Company or any of its subsidiaries, on the other hand, which continues in effect after the date hereof, (ii) any continuing indemnification rights of any Stockholder pursuant to the Company’s or its subsidiaries’ organizational documents or the Delaware General Corporation Law, or (iii) any pre-existing or contemporaneous written agreement that expressly continues in effect or any written agreement that becomes effective on or after the date hereof. Notwithstanding the foregoing, the exception set forth in the preceding clause (y) shall apply to an agreement on which the Company, a Stockholder or their respective

7 Affiliate or Associate, as applicable, is an obligor only if and to the extent of a breach of such obligation, which breach occurred on or after the date of this Agreement. (d) Each of the Parties acknowledges that it has been advised by its attorneys concerning, and is familiar with, California Civil Code Section 1542 and expressly waives any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to the provisions of the California Civil Code Section 1542, including that provision itself, which reads as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. The Parties acknowledge that inclusion of the provisions of this Section 7(d) was a material and separately bargained for element of this Agreement. 8. Confidentiality. Other than in connection with the filings with the SEC contemplated by Section 2 and in accordance with the terms of Section 2, or any other filings required to be made by the Company with the SEC, each Party agrees that all documents, communications, drafts and other materials of any kind relating to the negotiation of this Agreement, the circumstances leading thereto, or the implementation thereof or any other confidential, proprietary or sensitive information of any other Party (collectively, “Confidential Information”), shall be kept confidential and shall not be used or disclosed by such Party to any other person, except (i) with the specific written consent of the other Party to whom the Confidential Information relates (it being acknowledged that the written consent of a particular Stockholder shall not constitute the consent of any other Stockholder for purposes of this Section 8); (ii) as required by a court or other governmental entity, or as otherwise required by law, or to enforce the terms of this Agreement, provided, however, that if a Party receives a subpoena or other process or order requiring production of Confidential Information of the other Party, such Party shall promptly notify the other Party so that each Party has a reasonable opportunity to object to such subpoena, process or order; (iii) to legal counsel of or for the Parties; or (iv) to officers, members, partners, employees, directors, agents, accountants, insurers, auditors, tax advisors, tax authorities, attorneys, financial regulatory authorities, and other advisors or representatives of such Party, so long as such disclosure is for a legitimate business purpose and any such person (other than any regulator or government authority) agrees, unless otherwise required by law, to maintain the confidentiality of the Confidential Information. 9. Specific Performance. Each Stockholder, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other Party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages). It is accordingly agreed that each

8 Stockholder, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation or threatened violation of, the terms hereof, and the other Party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 9 is not the exclusive remedy for any violation of this Agreement. 10. Expenses. The Company shall reimburse the Stockholder Group for its reasonable, documented out- of-pocket fees and expenses of legal and financial advisors to the Stockholder Group incurred in connection with the Stockholder Group’s involvement at the Company in its capacity as such through the date of this Agreement, including the negotiation and execution of this Agreement, provided that such reimbursement shall not exceed the amounts set forth on Exhibit A hereto. Except as set forth in the previous sentence, each of the Parties shall pay its own respective costs and attorneys’ fees incurred with respect to this Agreement and the transactions contemplated hereby. 11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Parties that the Parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or enforceable by a court of competent jurisdiction. 12. Notices. Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon transmission, when sent by email (provided no notice is received by the sender indicating that such email was undeliverable or otherwise not delivered); or (c) two (2) business days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be: If to the Company: Heartland Financial USA, Inc. 1398 Central Avenue Dubuque, Iowa 52001 Attention: Jay L. Kim, Executive Vice President and General Counsel E-mail: jkim@htlf.com

9 with a copy (which shall not constitute notice) to: Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Jacob A. Kling, Esq. E-mail: JAKling@wlrk.com If to any Stockholder, to the address set forth with respect to such Stockholder in the amendment to Schedule 13D contemplated by Section 2(b) hereof, with a copy (which shall not constitute notice) to: Buchalter APC 1000 Wilshire Suite 1500 Los Angeles, California 90017 Attention: Marcus J. Williams E-mail: mwilliams@buchalter.com 13. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would result in the application of the law of another jurisdiction. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts; provided that actions or proceedings alleging breach of Section 6 shall be brought and determined in any court in the applicable jurisdiction where the Party who allegedly breached resides or where the allegedly breaching statement was made. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

10 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile). 15. Entire Agreement; Amendment and Waiver; Successors and Assigns; Third Party Beneficiaries. This Agreement and the other agreements referenced herein contain the entire understanding of the Parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the Parties other than those expressly set forth herein and therein. No modifications of this Agreement can be made except in writing signed by each of (a) an authorized representative of the Company and (b)(i) each Stockholder or (ii) an authorized representative of such Stockholder who is authorized to execute amendments to this Agreement and take other actions with respect to this Agreement, in each case, on behalf of all members of the Stockholder Group, which the members of the Stockholder Group agree shall initially be Lynn B. Fuller, subject to change from time to time by written notice signed by each Stockholder and delivered to the Company (the “Stockholder Group Representative”). No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. This Agreement shall be binding upon and is solely for the benefit of the Parties hereto and their respective successors and heirs and is not enforceable by any other persons. No Party shall assign this Agreement or any rights or obligations hereunder without, with respect to the Stockholder Group, the prior written consent of the Company, and with respect to the Company, the prior written consent of the Stockholder Group or the Stockholder Group Representative. [The remainder of this page intentionally left blank]

Exhibit A [Omitted]

[Signature Page to Agreement] IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof. HEARTLAND FINANCIAL USA, INC. By: /s/ Jay L. Kim Name: Jay L. Kim Title: Executive Vice President & General Counsel STOCKHOLDERS: LYNN B. FULLER /s/ Lynn B. Fuller Lynn B. Fuller LYNN B. FULLER TRUST UNDER AGREEMENT DATED 5/7/1996 By: /s/ Lynn B. Fuller Name: Lynn B. Fuller Title: Trustee

[Signature Page to Agreement] LYNN S. FULLER FAMILY GST TRUST (Lynn B. Fuller Trustee) By: /s/ Lynn B. Fuller Name: Lynn B. Fuller Title: Trustee LBF HEARTLAND PARTNERSHIP L.L.L.P. By: /s/ Lynn B. Fuller Name: Lynn B. Fuller Title: General Partner LBF HEARTLAND PARTNERSHIP II L.L.L.P. /s/ Lynn B. Fuller Name: Lynn B. Fuller Title: General Partner THOMAS J. FULLER /s/ Thomas J. Fuller Thomas J. Fuller THOMAS J. FULLER TRUST UNDER AGREEMENT DATED 2/26/2021 By: /s/ Thomas J. Fuller Name: Thomas J. Fuller Title: Trustee

[Signature Page to Agreement] CYNTHIA A. FULLER /s/ Cynthia A. Fuller Cynthia A. Fuller CYNTHIA A. FULLER TRUST UNDER AGREEMENT DATED 7/2/2015 By: /s/ Cynthia A. Fuller Name: Cynthia A. Fuller Title: Trustee BARRY H. ORR /s/ Barry H. Orr Barry H. Orr KATHY ORR /s/ Kathy Orr Kathy Orr MARY LOU FULLER /s/ Mary Lou Fuller Mary Lou Fuller MARY LOU FULLER TRUST UNDER AGREEMENT DATED 7/24/2018 By: /s/ Mary Lou Fuller Name: Mary Lou Fuller Title: Trustee

[Signature Page to Agreement] MARY LOU FULLER, TRUSTEE OF LYNN S. FULLER FAMILY GST TRUST FBO MARY LOU FULLER U/A 9/19/91 By: /s/ Mary Lou Fuller Name: Mary Lou Fuller Title: Trustee KURT M. SAYLOR /s/ Kurt M. Saylor Kurt M. Saylor KURT M. SAYLOR TRUST UNDER AGREEMENT DATED 1/6/1998 By: /s/ Kurt M. Saylor Name: Kurt M. Saylor Title: Trustee MELISSA J. SAYLOR /s/ Melissa J. Saylor Melissa J. Saylor MELISSA J. SAYLOR TRUST UNDER AGREEMENT DATED 1/6/1998 By: /s/ Melissa J. Saylor Name: Melissa J. Saylor Title: Trustee

[Signature Page to Agreement] THOMAS G. RICHARDS /s/ Thomas G. Richards Thomas G. Richards THOMAS G. RICHARDS LIVING TRUST By: /s/ Thomas G. Richards Name: Thomas G. Richards Title: Trustee BRUCE ORR /s/ Bruce Orr Bruce Orr BARRY BROWN /s/ Barry Brown Barry Brown RONNY BROWN /s/ Ronny Brown Ronny Brown ROBERT D. REGNIER /s/ Robert D. Regnier Robert D. Regnier

[Signature Page to Agreement] ROBERT D. REGNIER REVOCABLE TRUST By: /s/ Robert D. Regnier Name: Robert D. Regnier Title: Trustee ROBERT & ANN REGNIER FAMILY LIMITED PARTNERSHIP By: /s/ Robert D. Regnier Name: Robert D. Regnier Title: General Partner REGNIER FAMILY LIMITED PARTNERSHIP II By: /s/ Robert D. Regnier Name: Robert D. Regnier Title: General Partner JOHN BENTON /s/ John Benton John Benton DUNCAN BURKHOLDER /s/ Duncan Burkholder Duncan Burkholder RICKY GREEN /s/ Ricky Green Ricky Green

[Signature Page to Agreement] JOHN W. COX, JR. /s/ John W. Cox, Jr. John W. Cox, Jr. RAMESH KAPUR /s/ Ramesh Kapur Ramesh Kapur RAMESH C. KAPUR, CHANDA KAPUR & SEEMA CHAND KAPUR FBO 2020 GIFT TRUST UTD 10/29/2020 By: /s/ Ramesh C. Kapur Name: Ramesh C. Kapur Title: Trustee RCK LP A LIMITED PARTNERSHIP By: /s/ Ramesh C. Kapur Name: Ramesh C. Kapur Title: General Partner KAPUR & ASSOCIATES, INC. By: /s/ Ramesh C. Kapur Name: Ramesh C. Kapur Title: President FRED LOCKER /s/ Fred Locker Fred Locker

[Signature Page to Agreement] MIKE MECHENBIER /s/ Mike Mechenbier Mike Mechenbier MIKE MECHENBIER & KATHLEEN MECHENBIER TRUST UTD 3/18/1988 By: /s/ Mike Mechenbier Name: Mike Mechenbier Title: Trustee GARY ROTHWELL /s/ Gary Rothwell Gary Rothwell SHANNON HIMANGO /s/ Shannon Himango Shannon Himango JAMES YOUNG /s/ James Young James Young